Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 21, 2016, by and among T2 Biosystems, Inc., a Delaware corporation (the “Company”), and Canon U.S.A., Inc., a New York corporation (the “Purchaser”).

RECITAL

This Agreement is made pursuant to the Stock Purchase Agreement, dated as of September 21, 2016, among the Company and the Purchaser (the “Purchase Agreement”).

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

SECTION 1.

DEFINITIONS

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Advice” shall have the meaning set forth in Section 7(b).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Competitor” shall have the meaning set forth in the Voting and Standstill Agreement.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Commission” means the United States Securities and Exchange Commission, or any successor entity or entities, including, if applicable, the staff of the Commission.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Effectiveness Date” means: (a) with respect to the Initial Registration Statement required to be filed hereunder, the date of the earlier to occur of (i) 12 months following the Closing Date if the Company is eligible to use Form S-3 or 15 months following the Closing Date if the Company is not eligible to use Form S-3 and (ii) the 5th Trading Day after the date the

Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, and (b) with respect to any additional Registration Statements which may be required pursuant to Section 2, the earlier to occur of (i) the 90th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section (or the 120th day following such date in the event such additional Registration Statement is reviewed by the Commission) and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review. If the Effectiveness Date falls on a Saturday, Sunday or other date that the Commission is closed for business, the Effectiveness Date shall be extended to the next day on which the Commission is open for business.  The Effectiveness Date for a Registration Statement shall be extended without default hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of the Holder to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which the Effectiveness Date would be extended with respect to Registrable Securities held by such Holder).

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means: (a) with respect to the Initial Registration Statement, the 6 month anniversary of the Closing Date if the Company is eligible to use Form S-3 or the 9 month anniversary of the Closing Date if the Company is not eligible to use Form S-3, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2 hereof, the 45th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

“Holder” or “Holders” means a holder from time to time of Registrable Securities, but only if such holder is the Purchaser or any assignee thereof in accordance with Section 7(j).

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initial Registration Statement” shall mean the initial Registration Statement required to be filed to cover the resale by the Purchaser of the Registrable Securities pursuant to Section 2(a).

“Losses” shall have the meaning set forth in Section 6(a).

“Permitted Transferee” shall have the meaning set forth in the Voting and Standstill Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Reduction Securities” shall have the meaning set forth in Section 2(b).

“Registrable Securities” means (i) the Shares issued pursuant to the Purchase Agreement and (ii) any other shares of Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of the Shares; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, (c) such Registrable Securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144, as reasonably determined by the Company, based upon the advice of counsel to the Company, (d) such Registrable Securities have been sold, transferred or otherwise disposed of by a Person in a transaction in which its rights under this Agreement were not assigned in accordance with Section 7(j), or (e) such Registrable Securities cease to be outstanding.

“Registration Statement” means each of the following: (i) an initial registration statement which is required to register the resale of the Registrable Securities, and (ii) each additional registration statement, if any, contemplated by Section 2, and including, in each case, the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written guidance of the Commission staff, (ii) any oral guidance, comments, requirements or requests of the Commission staff, in each case given or directed specifically to the Company, and (iii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” shall have the meaning set forth in the Purchase Agreement.

“Trading Day” means any day on which the Common Stock is traded on the Nasdaq Global Market, or, if the Nasdaq Global Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“Voting and Standstill Agreement” shall mean the Voting and Standstill Agreement by and between the Company and the Purchaser of even date herewith.

SECTION 2.

REGISTRATION

(a)                                 On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A.  The Company shall use its commercially reasonable efforts to cause a Registration Statement filed under this Agreement to be declared effective under the Securities Act no later than the Effectiveness Date for such Registration Statement, and shall, subject Section 7(b) hereof, use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date on which all securities under such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”).  It is agreed and understood that the Company shall, from time to time, be obligated to file one or more additional Registration Statements to cover any Registrable Securities which are not registered for resale pursuant to a pre-existing Registration Statement.

(b)                                 Notwithstanding anything contained herein to the contrary, in the event that the Commission limits the amount of Registrable Securities that may be included and sold by the Holder in any Registration Statement, including the Initial Registration Statement, pursuant to Rule 415 or any other basis (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission where practicable for the registration of all or a greater number of Registrable Securities), the Company may reduce the number of Registrable Securities included in such Registration Statement on behalf of such Holder in whole or in part (in case of an exclusion as to a portion of such Registrable Securities, such portion shall be allocated pro rata among multiple Holders in proportion to the respective numbers of Registrable Securities represented by Shares requested to be registered by each such Holder over the total amount of Registrable Securities represented by Shares) (such Registrable Securities, the “Reduction Securities”).  Any reduction of Registrable Securities pursuant to this Section 2(b) shall occur only after all securities that are not Registrable Securities, if any, are first removed from such Registration Statement where permitted under contractual arrangements between the Company and the holders of such other securities (provided that the Company first uses best efforts to obtain waivers under such contractual arrangements of stockholders’ rights to have such securities included in such Registration Statement).  In such event, the Company shall give the Holder prompt notice of the number of such Reduction Securities excluded and the Company will not be liable for any damages under this Agreement in connection with the exclusion of such Reduction Securities.  The Company shall use its commercially reasonable efforts at the first opportunity that is permitted by the Commission to register for resale the Reduction Securities.  Such new Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Reduction Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A.  The Company shall use its commercially reasonable efforts to cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period, subject to Section 7(b) hereof.

(c)                                  No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent, except if required pursuant to written comments received from the Commission upon a review of such Registration Statement; provided, however, that prior to naming a Holder as an underwriter in any Registration Statement, (i) the Company shall use its commercially reasonable efforts to advocate with the Commission against naming such Holder as an underwriter in accordance with Commission rules and regulations and SEC Guidance and (ii) if, despite the Company’s commercially reasonable efforts to advocate with the Commission against naming such Holder as an underwriter, the Commission continues to require that such Holder be named as an underwriter in any Registration Statement, such Holder shall have the right (but not the obligation), prior to being so named, without any penalty to the Company, to either (A) remove itself from such Registration Statement or (B) reduce its number of Registrable Securities included in such Registration Statement such that it shall no longer be required to be named as an underwriter in such Registration Statement.

(d)                                 Unless contractually obligated to do so (provided that the Company first uses best efforts to obtain waivers under such contractual arrangements of stockholders’ rights to have such securities included in such Registration Statement), in no event shall the Company include any securities other than the Registrable Securities on any Registration Statement without the prior written consent of Holders of a majority of the Registrable Securities.

(e)                                  The disposition of Registrable Securities from any Registration Statement may occur in one or more underwritten offerings, block transactions, broker transactions, at-market transactions or in such other manner or manners as may be specified by the Holders in accordance with applicable law.

(f)                                   In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

SECTION 3.

REGISTRATION PROCEDURES

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)                                 Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holder copies of all such documents proposed to be filed (other than those incorporated by reference).  Notwithstanding the foregoing, the Company shall not be required to furnish to the Holder any prospectus supplement being prepared and filed solely to name new or additional selling securityholders unless such Holder is named in such prospectus supplement.  In addition, in the event that any Registration Statement is on Form S-1 (or other form which does not permit incorporation by reference), the Company shall not be required to furnish to the Holder any prospectus supplement containing information included in a report or proxy statement filed under the Exchange Act that would be incorporated by reference in such Registration Statement if such Registration Statement were on Form S-3 (or other form which permits incorporation by reference).  The Company shall duly consider any comments made by the Holder and received by the Company not later than two Trading Days prior to the filing of the Registration Statement, but shall not be required to accept any such comments to which it reasonably objects.

(b)                                 (i)  Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible notify the Holder of such comments and, upon the request of such Holder, provide the Holder true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holder as a Selling Stockholder; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(c)                                  Notify the Holder as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any prospectus supplement (but only to the extent notice is required under Section 3(a) above) or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to such Holder as a Selling Stockholder or to the Plan of Distribution upon the request of such Holder); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holder as a Selling Stockholder or the Plan of Distribution; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included or incorporated by reference in a Registration Statement ineligible for inclusion or incorporation by reference therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company in good faith believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus.

(d)                                 Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)                                  Furnish to the Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent reasonably requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR system.

(f)                                   Promptly deliver to the Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Person may reasonably request.  Subject to Section 7(b) hereof, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g)                                  Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holder in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of those jurisdictions within the United States as such Holder reasonably requests in writing to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(h)                                 Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request.

(i)                                     Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)                                    The Company may require the selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, the natural persons, if any, thereof that have voting and dispositive control over the shares and any other information with respect to such Holder as the Commission requests.

(k)                                 Make available at reasonable times for inspection by any Holder, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders’ legal counsel and any attorney, accountant or other agent retained by any such Holder or any managing underwriter (each, an “Inspector” and collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Notwithstanding the foregoing, Records and other information that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors or used for any purpose other than as necessary or appropriate for the purpose of such inspection (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (i) the disclosure of such Records is necessary, in the Company’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (iii) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each Holder agrees that it shall promptly, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential, and such Holder shall reasonably cooperate with the Company in connection therewith.

(l)                                     If such sale is pursuant to an underwritten offering, (i) obtain “comfort” letters dated the pricing and closing dates of such offering under the underwriting agreement from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “comfort” letters as Holders’ legal counsel or the managing underwriter reasonably requests; (ii) enter into a customary underwriting agreement with the underwriter containing customary representations and warranties, covenants and legal opinions addressed to the underwriters; (iii) take other such actions as reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in “road shows” and other information meetings organized by the underwriters, if applicable, of reasonable and customary duration and frequency (but not to exceed three days in each instance); or (iv) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings.

(m)                             Comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(n)                                 Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(o)                                 Provide reasonable cooperation to each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110 as requested by such Holder.

SECTION 4.

HOLDER’S OBLIGATIONS

The Holder agrees, by acquisition of the Registrable Securities, that the Holder shall not be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with all material information required to be set forth in the Purchaser Questionnaire and Selling Stockholder Questionnaire pursuant to the Purchase Agreement.  Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information regarding such Holder is as set forth in the Prospectus delivered by such Holder in connection with such disposition, and that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact regarding such Holder or omit to state any material fact regarding such Holder necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading, solely to the extent such facts are based upon information regarding such Holder furnished in writing to the Company by such Holder for use in such Prospectus.

SECTION 5.

REGISTRATION EXPENSES

All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the principal trading market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws) and (C) if not previously paid by the Company in connection with an issuer filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) reasonable fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the

Registrable Securities on any securities exchange as required hereunder.  The Holder shall bear the cost of all underwriting discounts and selling commissions associated with any sale of Registrable Securities and shall pay all of its own costs and expenses, including, without limitation, all fees and disbursements to counsel (and any other advisors) of the Holder and any stock transfer taxes.  In no event shall the Company be responsible for any broker or similar commissions of any Holder.

SECTION 6.

INDEMNIFICATION

(a)                                 Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Holder, the officers, directors, agents, partners, members, stockholders and employees of such Holder, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, partners, members, stockholders and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has validly notified such Holder in writing (in accordance with Section 7(b) below) that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice (as defined below) or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)                                 Indemnification by Holder.  The Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents, partners, members, stockholders or employees of such controlling

Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) for so long as the prospectus delivery requirements of the Securities Act apply to sales by such Holder, such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has validly notified such Holder in writing (in accordance with Section 7(b) below) that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)                                  Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties pursuant to this Section 6(c).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)                                 Contribution.  If a claim for indemnification under Section 6(a) or Section 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), no

Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

SECTION 7.

MISCELLANEOUS

(a)                                 Piggy-Back Registrations.  If at any time during the Effectiveness Period, except as contemplated by Section 2(b) hereof, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within 15 days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7(a) that are eligible for resale pursuant to Rule 144 promulgated under the Securities Act without volume limitation and without current public information or that are the subject of a then effective Registration Statement; provided, further, however, if there is not an effective Registration Statement covering all of the Registrable Securities during the Effectiveness Period, the Company may file a registration statement with the Commission to register equity securities of the Company to be sold on a primary basis, provided that the Company does not sell any such shares until there is an effective Registration Statement covering all of the Registrable Securities. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7(a) prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration.

(b)                                 Discontinued Disposition.  The Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement; provided that, with respect to the events described in Sections 3(c)(v) and 3(c)(vi), the Company shall not be entitled to suspend the effectiveness or use of such Registration Statement for an aggregate of more than 45 consecutive Trading Days or an aggregate of 90 Trading Days (which need not be consecutive) in any given 360-day period. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(c)                                  Compliance.  The Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)                                 Furnishing of Information.  The Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably requested by the Company to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(e)                                  Termination of Registration Rights.  For the avoidance of doubt, it is expressly agreed and understood that (i) in the event that there are no Registrable Securities outstanding as of a Filing Date, then the Company shall have no obligation to file, caused to be declared effective or to keep effective any Registration Statement hereunder (including any Registration Statement previously filed pursuant to this Agreement) and (ii) all registration rights granted to the Holders hereunder (including the rights set forth in Section 7(a)), shall terminate in their entirety effective on the first date on which there shall cease to be any Registrable Securities outstanding.

(f)                                   Waivers and Amendments.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holder or Holders (as applicable) of no less than a majority of the then outstanding Registrable Securities.  The Company shall provide prior notice to the Holder of any proposed waiver or amendment.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(g)                                  Governing Law; Submission to Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New York, in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(h)                                 Remedies.  In the event of a breach by the Company or by the Holder of any of their obligations under this Agreement, such Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and the Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(i)                                     Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

if to the Company, to:

T2 Biosystems, Inc.
101 Hartwell Avenue
Lexington, Massachusetts 02421
Attention: General Counsel
Facsimile: (781) 357-3080
E-Mail: mgibbs@t2biosystems.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
John Hancock Tower, 27th Floor
Boston, Massachusetts 02116
Attention:	Johan V. Brigham
Facsimile: 617.948.6008

E-mail: Johan.Brigham@lw.com

Evan G. Smith
Facsimile: (617) 948-6001
E-Mail: evan.smith@lw.com

if to the Investor, to:

Canon, U.S.A., Inc.
One Canon Park
Melville, New York 11747
Attention: Vice President - Legal
Telephone No.: (631) 330-5660
Facsimile No.: (631) 330-5129
E-Mail: shimelstein@cusa.canon.com

with copies (which shall not constitute notice) to:

Canon, U.S.A., Inc.
One Canon Park
Melville, New York 11747
Attention:	Seymour Liebman, Executive Vice President,
Chief Administrative Officer & General Counsel
Telephone No.: (631) 330-5191
Facsimile No.: (631) 330-5193
E-Mail: sliebman@cusa.canon.com

And

Greenberg Traurig, LLP
One International Place, Suite 2000
Boston, Massachusetts 02110
Attention:	Bradley A. Jacobson
Facsimile: 617.279.8402
E-mail: jacobsonb@gtlaw.com

Elizabeth W. Fraser
Facsimile: 617.279.8427
E-Mail: frasere@gtlaw.com

, or to such other person, at such other place or in such manner as one party shall designate to other party in writing.

(j)                                    Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of the Holder or Holders (as applicable) of a majority of the then outstanding Registrable Securities (other than by merger or consolidation or to an entity which acquires the Company including by way of acquiring all or substantially all of the Company’s assets). The rights of the Holder hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by the Holder to a Permitted Transferee of such Holder, but only if (i) such Holder agrees in writing with such Permitted Transferee to assign such rights and related obligations under this Agreement, and for such Permitted Transferee to assume such obligations, and a copy of such agreement is furnished to the Company, (ii) the Company is furnished with written notice of the name and address of such Permitted Transferee and the securities with respect to which such registration rights are being transferred or assigned, (iii) such Permitted Transferee agrees in writing with the Company to be bound by all of the provisions contained herein, (iv) such Permitted Transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D and (v) such Permitted Transferee is not a Competitor.

(k)                                 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(l)                                     Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)                             Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

(n)                                 Use of Terms.  The parties agree and acknowledge that when, in this Agreement, the Company is required to use its reasonable best efforts to perform any covenant under this Agreement, such requirement shall not obligate the Company, in the reasonable judgment of the disinterested members of its Board of Directors, to perform any act that will have a material adverse effect on the Company.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

T2 BIOSYSTEMS, INC.

By:	/s/ John McDonough
Name:	John McDonough
Title:	President & CEO

INVESTOR:

CANON U.S.A., INC.

By:	/s/ Yoroku Adachi
Name:	Yoroku Adachi
Title:	Chairman & CEO

REGISTRATION RIGHTS AGREEMENT

ANNEX A

PLAN OF DISTRIBUTION

The selling stockholder and any of its pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.  The selling stockholder may use one or more of the following methods when disposing of the shares or interests therein:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  through brokers, dealers or underwriters that may act solely as agents;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

•                  broker-dealers may agree with the selling stockholder to sell a specified number of such shares at a stipulated price per share;

•                  one or more underwritten offerings on a firm commitment or best efforts basis;

•                  a combination of any such methods of disposition; and

•                  any other method permitted pursuant to applicable law.

The selling stockholder may also sell shares under Rule 144 under the Securities Act of 1933, as amended, or Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholder may arrange for other broker-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholder (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser)

in amounts to be negotiated.  The selling stockholder does not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The selling stockholder may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by its and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon being notified in writing by the selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, upon being notified in writing by the selling stockholder that a donee or pledge intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

The selling stockholder also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of the shares of common stock or interests in shares of common stock, the selling stockholder may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholder may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholder may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholder and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

We have advised the selling stockholder that it is required to comply with Regulation M promulgated under the Securities Exchange Act during such time as it may be engaged in a distribution of the shares.  The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling stockholder from the sale of the common stock offered by it will be the purchase price of the common stock less discounts or commissions, if any.  The selling stockholder reserves the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.

We are required to pay all fees and expenses incident to the registration of the shares.  We have agreed to indemnify the selling stockholder against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

We have agreed with the selling stockholder to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement, and (b) the date on which the shares of common stock covered by this prospectus may be sold by non-affiliates without any volume or manner of sale restrictions or current public information pursuant to Rule 144 of the Securities Act.